NOVEMBER 19, 2018

SUPPLEMENT TO

HARTFORD ALTERNATIVE FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH OCTOBER 11, 2018

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

(1) Effective immediately, under the heading “Classes of Shares – Investor Requirements – Class Y Shares” in the above referenced Statutory Prospectus, the last paragraph is deleted in its entirety and replaced with the following:

Effective immediately, with respect to Class Y shares, neither the Funds, nor the Distributor, nor any affiliates of the Distributor will enter into any new arrangement to make any asset based or sales based payment to any financial intermediary that is not directly related to account servicing, record keeping, sub-transfer agency, administration or similar services. In certain instances, the Investment Manager and/or its affiliates may make payments to financial intermediaries that are not based on assets or sales of any particular Fund or share class, or that are in connection with the maintenance of each Fund share class within the financial intermediary’s platform.

(2) Effective immediately, under the heading “Classes of Shares – Investor Requirements – Class F Shares” in the above referenced Statutory Prospectus, the last two sentences are deleted in their entirety and replaced with the following:

With respect to Class F shares, none of the Funds, the Distributor, or any affiliates of the Distributor pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or other asset-based or sales-based fees to any financial intermediary. In certain instances, the Investment Manager and/or its affiliates may make payments to financial intermediaries that are not based on assets or sales of any particular Fund or share class, or that are in connection with the maintenance of each Fund share class within the financial intermediary’s platform. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.

(3) Effective immediately, under the heading “How To Buy And Sell Shares – Frequent Purchases and Redemptions of Fund Shares” in the above referenced Statutory Prospectus, the fifth paragraph is deleted in its entirety and replaced with the following:

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or its registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; (5) transactions by Funds of Funds where Hartford Funds Management Company, LLC or an affiliate serves as the investment adviser; (6) transactions by 529 plans where Hartford Funds Management Company, LLC or an affiliate is the program manager; (7) permitted conversion of shares from one share class to another share class within the same Fund; and (8) transactions, including certain rebalancing transactions, that a Fund, in its discretion, determines are not abusive or harmful.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7447	November 2018